Exhibit 10.1

WAIVER NO. 1 TO CREDIT AGREEMENT

This WAIVER No. 1, dated as of February 27, 2019 (this “Waiver”) is to that certain Second Amended and Restated Credit Agreement dated as of March 8, 2018 (the “Credit Agreement”) by and among CNX Resources Corporation, a Delaware corporation (the “Borrower”), the guarantors from time to time party thereto, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as syndication agent, and PNC Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. Capitalized terms used but not defined in this Waiver shall have the meanings given them in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower requests the waiver of a certain provision of the Credit Agreement as set forth below.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1.    Waiver. Pursuant to Sections 2.9(f) and 8.2.1(m)(x)(i) of the Credit Agreement, the Required Lenders hereby waive, solely with respect to Specified Permitted Unsecured Notes, the requirement that the Borrowing Base be reduced by 25% of the aggregate principal amount of Permitted Unsecured Notes. “Specified Permitted Unsecured Notes” shall mean Permitted Unsecured Notes (not exceeding $650,000,000 in aggregate principal amount) issued at any time or from time to time on or after the Waiver Effective Date (as defined below) and prior to the earlier of (i) April 30, 2019 and (ii) the date on which the Borrowing Base redetermination based on the December 31 Reserve Report as of December 31, 2018 becomes effective.

2.    Conditions Precedent. This Waiver shall be effective upon satisfaction of each of the following conditions (the date of such effectiveness, the “Waiver Effective Date”):

(a)    Execution and Delivery. The Administrative Agent shall have received executed counterparts of this Waiver from each of the Borrower, the Administrative Agent and the Required Lenders.

(b)    Representations; No Default. The representations and warranties contained in Section 3 of this Waiver shall be true and correct in all respects.

(c)    Fees and Expenses. The Borrower shall have paid all fees and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) in connection with this Waiver pursuant to Section 11.3.1 of the Credit Agreement.

For the avoidance of doubt, the Waiver Effective Date is February 27, 2019.

3.    Representations and Warranties. The Borrower (on behalf of itself and the other Loan Parties) hereby represents and warrants to the Administrative Agent and the Lenders that

(A) the representations and warranties of each of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on and as of the Waiver Effective Date with the same effect as though such representations and warranties had been made on and as of the Waiver Effective Date (except (i) that any representation and warranty that is already qualified as to materiality shall be true and correct in all respects as so qualified and (ii) representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and (B) no Event of Default or Potential Default shall have occurred and be continuing as of the Waiver Effective Date.

4.    Effect of Waiver. All of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect except, in each case, as expressly modified by this Waiver. Nothing in this Waiver shall be interpreted as, or deemed to entitle any Loan Party to, any other waiver, consent, amendment or other modification of any of the terms, conditions, representations, warranties or covenants contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Waiver shall constitute a Loan Document for all purposes as of the Waiver Effective Date and all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, shall mean and be a reference to the Credit Agreement, after giving effect to this Waiver.

5.    Counterparts. This Waiver may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of this Waiver by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Waiver.

6.    Severability. If any term of this Waiver or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Waiver or any other application of such term shall in no way be affected thereby.

7.    Entire Agreement. This Waiver sets forth the entire agreement and understanding of the parties with respect to the waiver to the Credit Agreement set forth herein and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such waiver. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Waiver, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

8.    Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws principles. The provisions of Section 11.11.2 through 11.11.5 of the Credit Agreement shall apply to this Waiver mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Waiver as of the day and year first above written.

CNX RESOURCES CORPORATION, as the Borrower (on behalf of itself and the other Loan Parties)

By:	/s/ Donald W. Rush
Name:	Donald W. Rush
Title:	CFO

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ John Engel
Name:	John Engel
Title:	Vice President

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

Bank of America, N.A.

,
as a Lender

By:	/s/ Chris DiBiase
Name:	Chris DiBiase
Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

Barclays Bank PLC as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

Branch Banking and Trust, as a Lender

By:	/s/ Kelly Graham
Name:	Kelly Graham
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

Bank of Montreal, as a Lender

By:	/s/ Melissa Guzman
Name:	Melissa Guzman
Title:	Director

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Director

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Megan Larson
Name:	Megan Larson
Title:	Authorized Signatory

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

CIT BANK, N.A.

as a Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

Citibank, N.A., as a Lender

By:	/s/ Peter Kardos
Name:	Peter Kardos
Title:	Vice President

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender
By:	/s/ Jeffrey Kridler
Name:	Jeffrey Kridler
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender
By:	/s/ Mahesh Mohan
Name:	Mahesh Mohan
Title:	Authorized Signatory

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

The Huntington National Bank,
as a Lender

By:	/s/ Christopher Renyi
Name:	Christopher Renyi
Title:	Senior Vice President

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

ING Capital LLC,
as a Lender

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Officer

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

Morgan Stanley Bank N.A.,
as a Lender

By:	/s/ John Kuhns
Name:	John Kuhns
Title:	Authorized Signatory

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.),
as a Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

Natixis, New York Branch, as a Lender

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Director

By:	/s/ Brian O’Keefe
Name:	Brian O’Keefe
Title:	Vice President

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

NextEra Energy Marketing, LLC, as a Lender

By:	/s/ Craig Shapiro
Name:	Craig Shapiro
Title:	Vice President and Managing Director

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

SunTrust Bank,
as a Lender

By:	/s/ Arize Agumadu
Name:	Arize Agumadu
Title:	Vice President

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

The Toronto-Dominion Bank, New York Branch, as a Lender

By:	/s/ Peter Kuo
Name:	Peter Kuo
Title:	Authorized Signatory

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

TriState Capital Bank as a Lender

By:	/s/ Ellen Frank
Name:	Ellen Frank
Title:	Senior Vice President

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Erin Grasty
Name:	Erin Grasty
Title:	Vice President

[Signature Page to Waiver No. 1 to CNX Resources Credit Agreement]